Statement of Additional Information Supplement	December 20, 2019

Putnam International Growth Fund

Statement of Additional Information dated January 30, 2019

The sub-sections Other accounts managed and Ownership of securities in the PORTFOLIO MANAGER section are supplemented to reflect that the fund’s portfolio manager is now R. Shepherd Perkins.

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s portfolio manager managed as of November 30, 2019. The other accounts may include accounts for which these individuals were not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Other accounts (including
separate accounts, managed
			Other accounts that pool		account programs and
Portfolio	Other SEC-registered open-		assets from more than one		single-sponsor defined
manager	end and closed-end funds		client		contribution plan offerings)
	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets
R. Shepherd Perkins	5*	$7,043,100,000	2	$311,200,000	2	$251,700,000

* 2 accounts, with total assets of $5,815,800,000, pay an advisory fee based on account performance.

Ownership of securities

The dollar range of shares of the fund owned by Mr. Perkins as of November 30, 2019, including investments by immediate family members and amounts invested through retirement and deferred compensation plans, was $100,001 - $500,000.

3/19